SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 11, 2003

(Date of earliest event reported)

REFAC

(Exact Name of Registrant as Specified in Charter)

Delaware	0-7704	13-1681234
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Bridge Plaza, Suite 605, Fort Lee, New Jersey 07024-7201

(Address of Principal Executive Offices)

(201) 585-0600

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1	Press release issued on November 11, 2003 by Refac.

Item 12.	Results of Operations and Financial Condition.

On November 11, 2003, Refac issued a press release in connection with the filing of its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REFAC

Dated as of: November 11, 2003	By:	/s/ Raymond A. Cardonne, Jr.

Name: Raymond A. Cardonne, Jr.
Title: Vice President and CFO

EXHIBITS

99.1	Press release issued on November 11, 2003 by Refac.